UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2020

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	AE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2020, Adams Resources & Energy, Inc. (the “Company”), a Delaware corporation, issued a press release announcing the promotion of Wade Harrison to President of Service Transport Company (“Service Transport”), a wholly owned subsidiary of the Company effective January 20, 2020. Kevin J. Roycraft has resigned his position as President of Service Transport, and remains Chief Executive Officer and President of Adams, as well as Interim President of GulfMark Energy, Inc., the Company’s other wholly owned subsidiary.

Mr. Harrison, age 45, joined Service Transport in August 2018 as Vice President of Sales and has 17 years of experience in transportation and logistics operations, management and leadership. Prior to joining Service Transport, Mr. Harrison was with Groendyke Transport, Inc. from January 2010 to August 2018, where he held positions of increasing responsibility, which culminated in his role as Vice President of Gulf Coast Operations. He began his career in transportation and logistics in 2003 with CTL Distribution Logistics, LLC, where he most recently served as Vice President of National Accounts. Mr. Harrison holds a Bachelor of Business Administration degree in Marketing from Sam Houston State University.

Mr. Harrison will have a base annual salary of $230,000 and will be eligible for an annual bonus at the discretion of the Compensation Committee of the Board of Directors based upon performance. He will also be eligible to receive an annual equity grant under the Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan, subject to the discretion of the Compensation Committee of the Board of Directors.

A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Adams Resources & Energy, Inc. issued January 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	January 21, 2020	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

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